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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                September 10, 1996
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               (Date of Report, date of earliest event reported)



                            TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



       Delaware                    333-2940                  13-5630895
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   (State or other               (Commission               (IRS Employer
   jurisdiction of               File Number)              Identification
   incorporation)                                          Number)



          1999 Broadway, Suite 4300, Denver, CO               80202
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         (Address of principal executive offices)           (Zip Code)



                               (303) 296-5600
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            (Registrant's telephone number, including area code)


                               Not Applicable
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           (Former name or address, if changed since last report)





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Item 5:  Other Events

         On September 4, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's announcement of the intent to purchase substantially all of the assets of Axel Johnson Metals, Inc.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 Item No.                 Exhibit List
                 --------                 ------------

                  99.1 Press release dated September 4, 1996 issued by Registrant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TITANIUM METALS CORPORATION
                                        (Registrant)




                                        By: /s/ John R. Burt
                                            ------------------------
                                            John R. Burt
                                            Corporate Attorney
                                            and Assistant Secretary




Date: September 10, 1996





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
- -------                  -----------
 99.1         Press release dated September 4, 1996 issued
              by Registrant.
